UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2003

KOGER EQUITY, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

1-9997	59-2898045

(Commission File Number)	(IRS Employer Identification No.)

225 NE MIZNER BOULEVARD, SUITE 200 BOCA RATON, FLORIDA	33432

(Address of Principal Executive Offices)	(Zip Code)

(561) 395-9666

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Reports)

Table of Contents

The purpose of the Form 8-K is to file the exhibits attached hereto.

Item 7. Exhibits.

     Exhibits

Exhibit
Number	Description of Exhibit
10.1	Deed to Secure Debt and Security Agreement, dated December 30, 2003, by and between Koger ACP, LLC and Metropolitan Life Insurance Company

10.2	Metropolitan Note A, a Promissory Note, dated December 30, 2003, by and between Koger ACP, LLC and Metropolitan Life Insurance Company

10.3	Bank Note A, a Promissory Note, dated December 30, 2003, by and between Koger ACP, LLC and Metropolitan Life Insurance Company

10.4	Assignment of Leases, dated December 30, 2003, by and between Koger ACP, LLC and Metropolitan Life Insurance Company

10.5	Assumption and Modification Agreement, dated January 27, 2004, by and between Koger ACP, LLC and Metropolitan Life Insurance Company

10.6	Guaranty Agreement, dated January 27, 2004, by and between Koger ACP, LLC and Metropolitan Life Insurance Company

10.7	Modification Agreement, dated April 21, 2004, by and between Koger ACP, LLC and Metropolitan Life Insurance Company

10.8	Amendment to Metropolitan Note A, a Promissory Note, dated April 21, 2004, by and between Koger ACP, LLC and Metropolitan Life Insurance Company

10.9	Amendment to Bank Note A, a Promissory Note, dated April 21, 2004, by and between Koger ACP, LLC and Metropolitan Life Insurance Company

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KOGER EQUITY, INC.
Dated: May 24, 2004	By: /s/ Steven A. Abney Steven A. Abney Title: Vice President/Finance and Chief Accounting Officer (Principal Financial Officer)

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